SECURITIES  AND  EXCHANGE  COMMISSION
                 WASHINGTON,  D.C.  20549


                        FORM  8-K

                      CURRENT REPORT

     PURSUANT  TO  SECTION  13  OR  15  (D)
     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934




Date  of  Report  (date  of  earliest  event  reported):     August  29,  2002


                   BORDEN  CHEMICAL,  INC.

(Exact  name  of  registrant  as  specified  in  its  charter)


New  Jersey                             I-71                13-0511250
-------------                         ---------            -------------

(State or other jurisdiction of  (Commission  file    (I.R.S.  Employer
       of  incorporation)                number)        Identification  No.)



180  East  Broad  Street,  Columbus,  Ohio            43215-3799
------------------------------------------             ----------
(Address  of  principal  executive  offices)          (zip  code)


Registrant's  telephone  number,  including  area  code:          614-225-4000
                                                             -----------------

ITEM  5.     Other  Events.


Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Borden Chemical, Inc., dated August 29, 2002.



ITEM  7  (c).  Exhibits.


          Exhibit  Description

(99) Press Release dated August 29, 2002 - "Borden Chemical, Inc. Provides Update On Credit Facility".

SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BORDEN  CHEMICAL,  INC.


Date:   August 30, 2002
                                               By:  /s/  William  H.  Carter
                                                     ------------------------
                                               Executive  Vice  President  and
                                               Chief  Financial  Officer

Exhibit 99


FOR  IMMEDIATE  RELEASE                         Contact:
August  29,  2002                               Peter  F.  Loscocco
                                                614-225-4127


            BORDEN CHEMICAL, INC. PROVIDES UPDATE ON CREDIT FACILITY

     COLUMBUS, Ohio (August 29, 2002) - As previously reported in Borden Chemical, Inc.'s
June 30, 2002 Form 10-Q filing with the Securities and Exchange Commission, the company is in the process of negotiating a new credit facility.
     Borden Chemical expects the secured facility to be finalized during September, following completion of required documentation. Fleet Bank, the lead bank in the syndication, has advised the company that the facility is substantially committed. Until the facility is finalized, Borden Chemical has the ability to meet its working capital requirements by borrowing from Borden Foods or other affiliates, if necessary.
     Based in Columbus, Borden Chemical is a leading global source for industrial resins and adhesives, formaldehyde, UV-light curable coatings and other chemical products serving a broad range of markets including the forest products, construction, fiber optics, oilfield, composites, electronics, automotive and foundry industries. You can find Borden Chemical on the web at www.bordenchem.com.

                                       ##